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                   Eaton Vance Floating-Rate High Income Fund

                         Eaton Vance Floating-Rate Fund

                           Supplement to Prospectuses
                               dated March 1, 2001





The fifth paragraph under "Sales Charges" is replaced with the following:

No Class C CDSC will be imposed if an account is established with $5 million or more; in such cases investment dealers will receive compensation from the principal underwriter in monthly payments during the first year. Additional purchases in the same account will be treated similarly. Redemptions or exchanges of these accounts within three months of the settlement of the purchase will be subject to a redemption fee equal to 1% of the amount redeemed. All redemption fees will be paid to the Fund. Accordingly, the cost of investing in Class C shares of a Fund with a $5 million account would be $50,000 higher for shares redeemed or exchanged within three months of the settlement of the purchase.




August 13, 2001                                                        FRFCOMBPS